UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 18, 2023

AMICUS THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33497	71-0869350
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3675 Market Street, Philadelphia, PA 19104

(Address of Principal Executive Offices, and Zip Code)

215-921-7600

Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock Par Value $0.01	FOLD	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 – Entry into a Material Definitive Agreement.

On April 18, 2023, Amicus Therapeutics, Inc. (“Amicus”) entered into a Supply and Manufacturing Services Agreement (the “WuXi Agreement”) with WuXi Biologics (Hong Kong) Limited, WuXi Biologics Ireland Limited and WuXi Biologics Germany GmbH (collectively, “WuXi”).

Pursuant to the terms of the WuXi Agreement, WuXi has agreed to manufacture and supply to Amicus, and Amicus has agreed to purchase from WuXi, both the active pharmaceutical ingredient (“API”) in ATB200 and the finished enzyme replacement drug product, consisting of the API formulated as a finished dosage form according to certain specifications (the “Drug Product”). The WuXi Agreement provides for pricing of the API and the Drug Product on a per batch and per vial basis, subject to a rolling 18-month forecast and 9-month forecast, respectively. Amicus has also agreed to reserve an additional manufacturing suite from WuXi to ensure appropriate capacity to meet ATB200 projections. Furthermore, the WuXi Agreement permits Amicus to obtain API and Drug Product at certain WuXi facilities outside of China.

The WuXi Agreement has an initial term of five years from the effective date of the agreement, followed by successive two-year automatic renewal periods. Amicus may terminate the WuXi Agreement upon twelve (12) months written notice prior to any renewal period or by written notice in the event of certain adverse regulatory developments, quality failures or supply failures (each being defined in the agreement). Either party may also terminate the WuXi Agreement for customary reasons, such as material breaches or bankruptcy.

The WuXi Agreement contains provisions relating to compliance by WuXi with current Good Manufacturing Practices (known as “cGMP”), cooperation with Amicus for regulatory purposes, indemnification, confidentiality, dispute resolution and other items customary for an agreement of this kind.

Amicus plans to file the WuXi agreement as an exhibit to its quarterly report on Form 10-Q for the quarter ending June 30, 2023, with confidential portions redacted. The foregoing description is qualified in its entirety by reference to the complete text of the WuXi Agreement when filed.

Signature Page

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMICUS THERAPEUTICS, INC.

Date: April 24, 2023	By:	/s/ Ellen S. Rosenberg
Name: Ellen S. Rosenberg
Title: Chief Legal Officer and Corporate Secretary